UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2017
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LIMBACH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31-35th Street, Pittsburgh, Pennsylvania 15201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Equity Grants to Named Executive Officers

On August 30, 2017, the Compensation Committee of the Board of Directors of Limbach Holdings, Inc. (the “Company”) granted 50,000 performance-based restricted stock units (“RSUs”) and 50,000 service-based RSUs to Charles A. Bacon, III, the Company’s President and Chief Executive Officer, under the terms of an “inaugural” RSU award to executives (the “Inaugural RSU Award”). In addition, the Compensation Committee also granted to Mr. Bacon 17,500 performance-based RSUs and 17,500 service-based RSUs under the terms of an annual long-term incentive RSU award (the “LTI RSU Award”).

Also on August 30, 2017, the Compensation Committee granted to each of John T. Jordan, Jr., the Company’s Chief Financial Officer, and Kristopher Thorne, the Company’s Chief Operations Officer, 12,500 performance-based RSUs and 12,500 service-based RSUs under the terms of an Inaugural RSU Award and 6,000 performance-based RSUs and 6,000 service-based RSUs under the terms of an LTI RSU Award.

The terms of the RSU grants to the named executive officers are further described below under “Approval of New Forms of Award Agreement.”

Approval of New Forms of Award Agreement

On August 30, 2017, the Compensation Committee approved and adopted four new forms of award agreements (the “Award Agreements”) for grants of RSUs under the Limbach Holdings, Inc. Omnibus Incentive Plan (the “Plan”) to executive officers, non-executive employees and non-employee directors, including for Inaugural RSU Awards and LTI RSU Awards to the named executive officers. The Award Agreements will be used for Plan awards made on or after August 30, 2017.

The form of Award Agreement for Inaugural RSU Awards to the Company’s executive officers provides for the grant of both service-based and performance-based RSUs. The service-based RSUs vest in three equal installments beginning on the “vesting commencement date” for the award (being August 1, 2016), subject to the participant’s continuous service with the Company through the respective vesting date. The performance-based RSUs vest based upon the achievement of a price target for the Company’s common stock on the Nasdaq Capital Market (or other principal securities exchange on which the Company’s stock is then listed) after the second anniversary but before the fifth anniversary of the vesting commencement date.

The form of Award Agreement for LTI RSU Awards to the Company’s executive officers also provides for the grant of both service-based and performance-based RSUs. The service-based RSUs vest in three equal annual installments, subject to the participant’s continuous service with the Company through the respective vesting date. The performance-based RSUs vest based upon the achievement of earnings per share and EBITDA margin targets over a three-year performance period. The three-year performance period for the initial grants is the period from January 1, 2017 through December 31, 2019. The Company must achieve at least a threshold level of performance before any performance-based RSUs will vest. Participants may earn up to 150% of the performance-based RSUs for achievement at or above the maximum performance level.

The form of Award Agreement for annual awards to the Company’s officers below the executive level provides for the grant of service-based RSUs, which vest in three equal annual installments, subject to the participant’s continuous service with the Company through the respective vesting date.

The form of Award Agreement for non-employee directors also provides for the grant of service-based RSUs, which vest in three equal annual installments, subject to the non-employee director’s continuous service with the Company through the respective vesting date.

Each of the Award Agreements provide that unvested RSUs will be forfeited upon termination of service for any reason and, in the event of termination for “cause”, all vested and unvested RSUs will be immediately forfeited for no consideration, and any financial gain received for RSUs that vested within the twelve month period immediately preceding the conduct constituting cause will be required to be repaid to the Company.

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In the event of a change in control of the Company, if the awards are not assumed by the successor entity, service-based RSUs will vest in full, and performance-based RSUs will vest based on the achievement of the applicable performance goals as of the effective date of the change in control. If the awards are assumed or substituted for an equivalent award by the successor entity in the change in control, if the participant’s service with the Company is terminated without “cause” or for “good reason” (each as defined in the participant’s employment, severance protection agreement or similar agreement), the service-based RSUs will vest in full and the performance-based RSUs will vest based on the achievement of the applicable performance goals as of the service termination date.

The Award Agreements for employees include a non-solicitation of employees covenant that applies during the participant’s service and for one year following termination of service. In addition, where permitted by applicable law, the Award Agreements for employees include customary non-competition and non-solicitation of customers and clients covenants that apply during the participant’s service and for one year following termination of service. The Award Agreement for non-employee directors include customary non-solicitation of customers, clients and employees covenants that apply during the director’s service and for one year following termination of service. All of the Award Agreements also include a customary non-disparagement provision.

The Award Agreements are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, which Exhibits we incorporate herein by reference. The foregoing description of the Award Agreements is qualified in its entirety by reference to the Award Agreements.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
10.1	Form of Inaugural Time-Based and Performance-Based Restricted Stock Unit Agreement for Executives
10.2	Form of Long-Term Incentive (Ongoing) Time-Based and Performance-Based Restricted Stock Unit Agreement for Executives
10.3	Form of Restricted Stock Unit Agreement for Non-Executive Employees (Time-Vested)
10.4	Form of Annual Restricted Stock Unit Agreement for Non-Employee Directors (Time-Vested)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, iNC.

By:	/s/ John T. Jordan, Jr.
Name: John T. Jordan, Jr.
Title: Chief Financial Officer

Dated: September 6, 2017

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Inaugural Time-Based and Performance-Based Restricted Stock Unit Agreement for Executives.
10.2	Form of Long-Term Incentive (Ongoing) Time-Based and Performance-Based Restricted Stock Unit Agreement for Executives.
10.3	Form of Restricted Stock Unit Agreement for Non-Executive Employees (Time-Vested).
10.4	Form of Annual Restricted Stock Unit Agreement for Non-Employee Directors (Time-Vested).